Exhibit 10.27

独家业务合作协议
Exclusive Business Cooperation Agreement

独家业务合作协议
Exclusive Business Cooperation Agreement

本独家业务合作协议（下称“本协议”）由以下双方于2011年2月10日在中华人民共和国（下称“中国”）签署：
This Exclusive Business Cooperation Agreement (“this Agreement”) is made and entered into by and between the following Parties on February 10, 2011, the People’s Republic of China (“China” or “PRC”):

甲方：                  四平恒昌商务咨询有限公司
Party A:                 Siping Hengchang Business Consultants Co., Ltd.
地址：	公主岭市东102线998公里处
Address:	East of the town of Gongzhuling, location of 998 kilometers, Line 102

乙方：                  吉林省恒久粮食收储有限公司
Party B:	Jilin Province Hengjiu Grain Collection and Storage Co., Ltd.
地址：	公主岭国家农业科技园区产业区岭西七路两侧
Address: Jilin Gongzhuling State Agriculture Science and Technology Park, Industry Area, two sides of Xiqi Road.

甲方和乙方以下各称为“一方”，统称为“双方”。
Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：
Whereas,

1.	甲方是一家在中国注册的外商独资企业，拥有提供本协议项下技术和咨询服务的必要资源；
Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services set forth hereunder;

2.	乙方是一家在中国注册的内资有限责任公司，根据中国法律法规规定可以从事与农产品有关的业务（“主营业务”）；
Party B is a domestic limited liability company established in China, and is entitled to engage in business related to agricultural products according to PRC laws (“Principal Business”);

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独家业务合作协议
Exclusive Business Cooperation Agreement

3.	甲方同意利用其人力、技术和信息优势，在本协议期间向乙方提供主营业务的独家全面业务支持（技术、咨询等）服务，乙方同意接受甲方或其指定方按本协议条款的规定提供咨询和服务。
Party A is willing to provide Party B with exclusive technical, consulting and other services in relation to the Principal Business during the term of this Agreement utilizing its own advantages in human resources, technology and information, and Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：
Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1	服务提供
Services Provided by Party A

1.1	按照本协议条款和条件并在中国现行法律允许的范围内，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的业务支持、技术服务和咨询服务，具体内容包括所有在乙方营业范围内由甲方不时决定的服务，包括但不限于以下内容：技术服务、业务咨询、资产设备租赁、市场咨询和产品研发。
Party B hereby appoints Party A as Party B’s exclusive services provider to provide Party B with complete business support and technical and consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement and to the extent permitted by the currently effective laws of China, which may include all services within the business scope of Party B as may be determined from time to time by Party A, such as but not limited to technical services, business consultations, equipment or property leasing, marketing consultancy, product research and development.

1.2	乙方接受甲方的咨询和服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定事宜，乙方不得接受任何第三方提供的任何类似服务和/或支持，不得与任何第三方建立任何类似合作。双方同意，甲方可以指定其他方（该被指定方可以与乙方签署本协议第1.3条描述的某些协议）为乙方提供本协议约定的服务和/或支持。
Party B agrees to accept all the consultations and services provided by Party A.  Party B further agrees that unless with Party A's prior written consent, during the term of this Agreement, Party B shall not accept any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement.

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独家业务合作协议
Exclusive Business Cooperation Agreement

1.3	服务的提供方式
Service Providing Methodology

1.3.1	甲、乙双方同意在本协议有效期内，乙方可以与甲方或甲方指定的其他方进一步签订技术服务协议和咨询服务协议，对各项技术服务、咨询服务的具体内容、方式、人员、收费等进行约定。
Party A and Party B agree that during the term of this Agreement, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.3.2	为更好地履行本协议，甲乙双方同意，乙方在本协议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时签署设备、资产的租用协议，由甲方将有关的设备、资产提供给乙方使用。
To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, Party B may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A's relevant equipment or property based on the needs of the business of Party B.

2	服务的价格和支付方式
The Calculation and Payment of the Service Fees

双方同意，就本协议项下甲方向乙方提供的各项服务，乙方应将相当于其净收入100%的款项支付给甲方作为服务费（“服务费”），但经双方协商和甲方事先书面同意，服务费的金额可以根据甲方当月的服务内容和乙方的经营需要进行调整。服务费应当按月支付；乙方应于每月最后一天的30日内，(a) 向甲方提供乙方当月的管理报表和经营数据，包括乙方在当月的净收入额（“每月净收入”）；(b) 将每月净收入的100%或甲方同意的其他金额支付给甲方（“月付款”）。乙方应于每个财政年度末的90日内，(a) 向甲方提供乙方在本财政年度的经审计的财务报表，该财务报表应当经由甲方批准的独立注册会计师审计并认证；(b) 如果按照经审计的财务报表显示，本财政年度内乙方向甲方支付的月付款的总额有任何不足，乙方应向甲方支付差额。

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独家业务合作协议
Exclusive Business Cooperation Agreement

Both Parties agree that, in consideration of the services provided by Party A, Party B shall pay to Party A the fees (the “Service Fees”) equal to 100% of the net income of Party B, provided that upon mutual discussion between the Parties and the prior written consent by Party A, the rate of Service Fees may be adjusted based on the services rendered by Party A in that month and the operational needs of Party B.  The Service Fees shall be due and payable on a monthly basis;  within 30 days after the end of each month, Party B shall (a) deliver to Party A the management accounts and operating statistics of Party B for such month, including the net income of Party B during such month (the “Monthly Net Income”), and (b) pay 100% of such Monthly Net Income, or other amount agreed by Party A, to Party A (each such payment, a “Monthly Payment”).  Within ninety (90) days after the end of each fiscal year, Party B shall (a) deliver to Party A audited financial statements of Party B for such fiscal year, which shall be audited and certified by an independent certified public accountant approved by Party A, and (b) pay an amount to Party A equal to the shortfall, if any, of the net income of Party B for such fiscal year, as shown in such audited financial statements, as compared to the aggregate amount of the Monthly Payments paid by Party B to Party A in such fiscal year.

3	知识产权和保密条款
Intellectual Property Rights and Confidentiality Clauses

3.1	甲方对履行本协议而产生或创造的任何权利、所有权、权益和所有知识产权包括但不限于专利权、专利申请权、技术秘密、商业机密及其他均享有独占的和排他的权利和利益。
Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to patents, patent applications, technical secrets, trade secrets and others.

3.2
双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三方披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，惟本条款仍然生效。

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独家业务合作协议
Exclusive Business Cooperation Agreement

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall  be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.3	双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。
The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4	陈述和保证
Representations and Warranties

4.1	甲方陈述和保证如下：
Party A hereby represents and warrants as follows:

4.1.1	甲方是按照中国法律合法注册并有效存续的一家外商独资企业。
Party A is a wholly foreign owned enterprise legally registered and validly existing in accordance with the laws of China.

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独家业务合作协议
Exclusive Business Cooperation Agreement

4.1.2	甲方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方和政府部门的同意及批准；并不违反对其有约束力或影响的法律和其他的限制。
Party A’s execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party A has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party A.

4.1.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。
This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

4.2	乙方陈述和保证如下：
Party B hereby represents and warrants as follows:

4.2.1	乙方是按照中国法律合法注册且有效存续的内资有限责任公司。
Party B is a domestic limited liability company legally registered and validly existing in accordance with the laws of China.

4.2.2	乙方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方或政府的同意和批准；并不违反对其有约束力影响的法律和其他的限制。
Party B's execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party B.

4.2.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。
This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it.

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独家业务合作协议
Exclusive Business Cooperation Agreement

5	生效和有效期
Effectiveness and Term

5.1	本协议于文首标明的协议日期签署并同时生效。除非依本协议或双方其他协议的约定而提前终止，本协议有效期为10年，但甲、乙双方自本协议签署后，有权每3个月对本协议的内容做一次审查，以决定是否需要根据当时的情况对本协议作出相应修改和补充。
This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties are entitled to review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2	协议期满前，经甲方书面确认，本协议可以延期。延期的期限由甲方决定，乙方必须无条件地同意该延期。
The term of this Agreement may be extended if confirmed in writing by Party A prior to the expiration thereof. The extended term shall be determined by Party A, and Party B shall accept such extended term unconditionally.

6	终止
Termination

6.1	除非依据本协议续期，本协议于到期之日终止。
Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2	本协议有效期内，除非甲方对乙方有重大过失或存在欺诈行为，乙方不得提前终止本协议。尽管如此，甲方可在任何时候通过提前30天向乙方发出书面通知的方式终止本协议。
During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days' prior written notice to Party B at any time.

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独家业务合作协议
Exclusive Business Cooperation Agreement

6.3	在本协议终止之后，双方在第3、7和8条项下的权利和义务将继续有效。
The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7	适用法律和争议解决
Governing Law and Resolution of Disputes

7.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2	因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。
In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party's request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then-effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both Parties.

7.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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独家业务合作协议
Exclusive Business Cooperation Agreement

8	补偿
Indemnification

就甲方根据本协议向乙方提供的咨询和服务内容所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意而产生的。
Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9	通知
Notices

9.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

9.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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独家业务合作协议
Exclusive Business Cooperation Agreement

9.2	为通知的目的，双方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方： 四平恒昌商务咨询有限公司
Party A: Siping Hengchang Business Consultants Co., Ltd.
Address: East of the town of Gongzhuling, location of 998 kilometers, line 201
Attn:                   WEI Yushan
Phone:                   18643412888
Facsimile: 0434-6277946

丙方： 吉林省恒久粮食收储有限公司
Party B: Jilin Province Hengjiu Grain Collection and Storage Co., Ltd.
Address:  Jilin Gongzhuling State Agriculture Science and Technology Park, Industry Area, two sides of Xiqi Road
Phone: 18643476888
Facsimile:  0434-6878415

9.3	任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。
Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10	协议的转让
Assignment

10.1	乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。
Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2	乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。
Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

秘密文件 Strictly Confidential

独家业务合作协议
Exclusive Business Cooperation Agreement

11	协议的分割性
Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12	协议的修改、补充
Amendments and Supplements

双方可以书面协议方式对本协议做出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。
Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13	语言和副本
Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。
This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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秘密文件 Strictly Confidential

独家业务合作协议
Exclusive Business Cooperation Agreement

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本独家业务合作协议并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

甲方：                      四平恒昌商务咨询有限公司
Party A:Siping Hengchang Business Consultants Co., Ltd.

签署：
By: /s/ Wei Yushan
姓名：
Name: WEI Yushan

丙方：吉林省恒久粮食收储有限公司
Party B:  Jilin Province Hengjiu Grain Collection and Storage Co., Ltd.
签署：
By: /s/ Wei Yushan_
姓名：
Name: WEI Yushan

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